SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date  of  Report   (Date  of   earliest   event   reported)   April   19,   2000
                                                             -------------------

                                NBT Bancorp Inc.
      --------------------------------------------------------------------
                  (Exact Name of Registrant as Specified in Charter)

         Delaware                       0-14703               16-1268674
-------------------------------------------------------------------------------
   (State or Other Jurisdiction      (Commission            (IRS Employer
         of Incorporation)           File Number)        Identification Number)

   52 South Broad Street, Norwich, New York                13815
-------------------------------------------------------------------------------
(Address of Principal Executive Office)                 (Zip Code)

Registrant's telephone number, including area code        607/337-2265
                                                   -------------------

                                       N/A
-------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

         On April 20, 2000, NBT Bancorp Inc., a Delaware corporation ("NBT"), and BSB Bancorp, Inc., a Delaware corporation ("BSB"), announced that they had entered into an Agreement and Plan of Merger, dated as of April 19, 2000 (the "Merger Agreement").

         Pursuant to the Merger Agreement, BSB and NBT will merge (the "Merger"), with NBT being the surviving corporation, to create a holding company with assets of $4.7 billion. A new name will be chosen for the surviving corporation before the Merger occurs. Stockholders of BSB will receive two shares of NBT common stock for each share exchanged. Based on the April 19, 2000, closing price of NBT common stock on the Nasdaq National Market, the transaction is valued at $251 million or $24.00 per share for the outstanding common stock of BSB. The Merger, which has been unanimously approved by the boards of directors of NBT and BSB, is subject to the approval of each company's stockholders and of banking regulators. The Merger is expected to close in the fourth quarter of 2000 and is intended to be accounted for as a pooling-of-interests and to qualify as a tax-free exchange for BSB stockholders.

         BSB has provided NBT an option to acquire a number of shares of BSB's common stock equal to 19.9% of BSB's common stock outstanding as of the first date the option becomes exercisable; the option is exercisable in the event of certain circumstances involving transactions with third parties, acts of third parties, or break-up of the Merger Agreement. NBT has provided BSB an option to acquire a number of shares of NBT's common stock equal to 19.9% of NBT's common stock outstanding as of the first date the option becomes exercisable; the option is exercisable in the event of certain circumstances involving transactions with third parties, acts of third parties, or break-up of the Merger Agreement.

         The combined company will have a 15-seat board of directors which will be made up of seven directors from BSB and six from NBT plus one from NBT's newly acquired Lake Ariel Bancorp, Inc. Pennsylvania subsidiary and one from Pioneer American Holding Company Corp. ("Pioneer American"), subject to the closing of the merger of NBT and Pioneer American. If the merger between NBT and Pioneer American is not consummated before the effective time of the Merger, the board of directors of the combined company will consist of 13 directors, six of whom will be designated by the BSB board of directors, six by the NBT board of directors, and one former Lake Ariel board member who is serving on the NBT board at the effective time of the Merger. This former Lake Ariel board member will be designated by the NBT board. Common stockholders of NBT will have ownership of approximately 53 percent of the combined company while BSB's common stockholders will own approximately 47 percent, assuming consummation of NBT's previously announced agreement to merge with Pioneer American.

         Immediately following the Merger, NBT's and BSB's principal banking subsidiaries, NBT Bank, N.A. and BSB Bank & Trust Company, will merge, with NBT Bank being the resulting bank in the bank merger, to create one of the largest independent community banks in upstate New York. The new bank will serve 12 counties from more than 55 offices and over 100 ATMs. A new name will be chosen for the resulting bank prior to the Merger. The combined company will have three direct operating subsidiaries including two community banks and a financial services company.

         Daryl R. Forsythe, president and chief executive officer of NBT, will become the chairman, president and chief executive officer of the combined company and William C. Craine, chairman of BSB, will become the vice chairman of the combined company and chairman of the executive committee. NBT Bank's president and chief operating officer, Martin A. Dietrich, will become the president and chief operating officer of the company's New York bank. Michael J. Chewens, executive vice president and chief financial officer of NBT, will serve as chief financial officer for the combined company. Other members of the executive management teams at NBT and BSB will retain key roles including: Glenn
R. Small and John R. Bradley, executive vice presidents of lending and Larry Denniston, senior vice president and corporate secretary.

         The corporate offices of the combined company will be located in Binghamton. Other major bank functions will be conducted from the company's Norwich, Binghamton and Scranton locations following the Merger.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.


                  (a) Not Applicable.

                  (b) Not Applicable.

                  (c) Exhibits.


         The  following   exhibits  are  filed  with  this  Current   Report  or
incorporated by reference into this Current Report on Form 8-K:


Exhibit
Number            Description
------            -----------

2.1 Agreement and Plan of Merger, dated as of April 19, 2000, by and between NBT Bancorp Inc. and BSB Bancorp, Inc.

2.2 Form of Plan of Merger between BSB Bank & Trust Company and NBT Bank, National Association, is part of the Agreement and Plan of Merger, which is filed as Exhibit 2.1 above.

2.3 The BSB Stockholder Agreement, dated as of April 19, 2000, is part of the Agreement and Plan of Merger, which is filed as
                  Exhibit 2.1 above.

2.4 The NBT Stockholder Agreement, dated as of April 19, 2000, is part of the Agreement and Plan of Merger, which is filed as
                  Exhibit 2.1 above.

2.5 BSB Stock Option Agreement, dated April 19, 2000, by and between BSB Bancorp, Inc. as "Issuer" and NBT Bancorp Inc. as "Grantee" is part of the Agreement and Plan of Merger, which is filed as Exhibit 2.1 above.

2.6 NBT Stock Option Agreement, dated April 19, 2000, by and between NBT Bancorp Inc. as "Issuer" and BSB Bancorp, Inc. as "Grantee" is part of the Agreement and Plan of Merger, which is filed as Exhibit 2.1 above.

99.1              Press release, dated April 20, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           NBT BANCORP INC.


                                           By:  /s/ Daryl R. Forsythe
                                                ---------------------
                                                Name: Daryl R. Forsythe
                                                Title: President and Chief
                                                Executive Officer

Date:  April 27, 2000

                                  EXHIBIT INDEX
                                  -------------

2.1 Agreement and Plan of Merger, dated as of April 19, 2000, by and between NBT Bancorp Inc. and BSB Bancorp, Inc.

2.2 Form of Plan of Merger between BSB Bank & Trust Company and NBT Bank, National Association, is part of the Agreement and Plan of Merger, which is filed as Exhibit 2.1 above.

2.3 The BSB Stockholder Agreement, dated as of April 19, 2000, is part of the Agreement and Plan of Merger, which is filed as
                  Exhibit 2.1 above.

2.4 The NBT Stockholder Agreement, dated as of April 19, 2000, is part of the Agreement and Plan of Merger, which is filed as
                  Exhibit 2.1 above.

2.5 BSB Stock Option Agreement, dated April 19, 2000, by and between BSB Bancorp, Inc. as "Issuer" and NBT Bancorp Inc. as "Grantee" is part of the Agreement and Plan of Merger, which is filed as Exhibit 2.1 above.

2.6 NBT Stock Option Agreement, dated April 19, 2000, by and between NBT Bancorp Inc. as "Issuer" and BSB Bancorp, Inc. as "Grantee" is part of the Agreement and Plan of Merger, which is filed as Exhibit 2.1 above.

99.1              Press release, dated April 20, 2000.